September 29, 2000

Markman MultiFunds
Supplement to Prospectus Dated March 1, 2000

Effective October 9, 2000 the address for the Markman MultiFund Trust's Shareholder Services will be 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. After this date please disregard the address printed on page 1 and the last page of the Prospectus.